Exhibit 99.1
Medley Capital Corporation Announces December 31, 2019 Financial Results

NEW YORK, NY (February 10, 2020) - Medley Capital Corporation (NYSE: MCC) (TASE: MCC) (the “Company”) today announced financial results for the quarter ended December 31, 2019.

First Quarter Highlights

•	Net asset value (“NAV”) of $4.05 per share

•	Net investment income of $0.06 per share

•	Adjusted net investment loss of $(0.03) per share excluding merger-related expenses

•	The board of directors did not declare a dividend this quarter

Portfolio Investments

The total value of our investments was $342.0 million at December 31, 2019. During the quarter ended December 31, 2019, the Company originated $6.7 million of investments and had $65.0 million of repayments and sales, resulting in net repayments and sales of $58.3 million. As of December 31, 2019, the Company had investments in securities of 46 portfolio companies with approximately 40.7% consisting of senior secured first lien investments, 10.4% consisting of senior secured second lien investments, 0.7% consisting of unsecured debt, 19.3% in MCC Senior Loan Strategy JV and 28.9% in equities / warrants. As of December 31, 2019, the weighted average yield based upon the cost basis of our income bearing portfolio investments, excluding cash and cash equivalents, was 9.4%.

Results of Operations

For the three months ended December 31, 2019, the Company reported net investment income per share and net income per share of $0.06 and $0.08, respectively, calculated based upon the weighted average shares outstanding. Adjusted net investment loss was $(0.03) per share, which excludes $(4.6) million of expenses associated with the pending merger.

Investment Income

For the three months ended December 31, 2019, total investment income was $7.5 million and consisted of $5.4 million of portfolio interest income, $1.8 million of dividend income, and $0.3 million of fee income.

Expenses

For the three months ended December 31, 2019, total expenses were $4.4 million and consisted of the following: base management fees of $2.0 million, interest and financing expenses of $5.1 million, net professional fees of $(4.4) million, administrator expenses of $0.6 million, directors’ fees of $0.3 million, and other general and administrative related expenses of $0.8 million.

Net Investment Income/Loss

For the three months ended December 31, 2019, the Company reported net investment income of $3.1 million, or $0.06, on a weighted average per share basis.

Net Realized and Unrealized Gains/Losses

For the three months ended December 31, 2019, the Company reported net realized losses of $(1.7) million and net unrealized appreciation of $3.7 million.

For the three months ended December 31, 2019, the Company reported a loss on extinguishment of debt of $(0.9) million.

Liquidity and Capital Resources

On December 31, 2019 the Company repaid a total of $34.1 million on its Series A Israeli Notes (the “Israeli Notes”), which consisted of its scheduled quarterly amortization payment and an additional pre-payment.

As of December 31, 2019, the Company had a cash balance of $81.7 million.

As of December 31, 2019, the Company had $74.0 million outstanding in aggregate principal amount of 6.50% unsecured notes due 2021, $77.8 million outstanding in aggregate principal amount of 6.125% unsecured notes due 2023, and $56.0 million outstanding in aggregate principal amount of the Israeli Notes.

Dividend Declaration

The board of directors did not declare a dividend this quarter.

Financial Statements

Medley Capital Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	December 31, 2019	September 30, 2019
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $149,985 and $204,736, respectively)	$138,892	$189,895
Affiliated investments (amortized cost of $107,911 and $108,310, respectively)	108,581	99,540
Controlled investments (amortized cost of $151,136 and $154,601, respectively)	94,531	107,454
Total investments at fair value	342,004	396,889
Cash and cash equivalents	81,737	68,245
Restricted cash	—	16,039
Other assets	6,137	2,974
Interest receivable	1,221	1,592
Receivable for dispositions and investments sold	632	419
Fees receivable	52	109
Total assets	$431,783	$486,267

LIABILITIES
Notes payable (net of debt issuance costs of $3,404 and $5,274, respectively)	$204,463	$251,732
Accounts payable and accrued expenses	3,066	11,957
Interest and fees payable	802	2,905
Management and incentive fees payable	2,008	2,231
Administrator expenses payable	552	862
Deferred revenue	78	103
Due to affiliate	212	44
Total liabilities	$211,181	$269,834

NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 54,474,211 and 54,474,211 common shares issued and outstanding, respectively	$54	$54
Capital in excess of par value	673,533	673,533
Total distributable earnings/(loss)	(452,985)	(457,154)
Total net assets	220,602	216,433
Total liabilities and net assets	$431,783	$486,267

NET ASSET VALUE PER SHARE	$4.05	$3.97

Medley Capital Corporation
Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the three months ended December 31
	2019	2018
	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$3,218	$8,078
Payment-in-kind	199	572
Affiliated investments:
Cash	209	752
Payment-in-kind	948	972
Controlled investments:
Cash	83	78
Payment-in-kind	495	1,028
Total interest income	5,152	11,480
Dividend income	1,838	2,100
Interest from cash and cash equivalents	218	161
Fee income	283	461
Total investment income	7,491	14,202

EXPENSES
Base management fees	2,008	3,185
Incentive fees	—	—
Interest and financing expenses	5,144	6,009
Professional fees, net	(4,416)	1,201
General and administrative	517	604
Administrator expenses	551	1,032
Directors fees	316	292
Insurance	298	119
Expenses before management and incentive fee waivers	4,418	12,442
Management fee waiver	—	—
Incentive fee waiver	—	—
Total expenses net of management and incentive fee waivers	4,418	12,442
NET INVESTMENT INCOME	3,073	1,760

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments
Non-controlled/non-affiliated investments	(58)	(5,184)
Affiliated investments	—	—
Controlled investments	(1,687)	(51,538)
Net realized gain/(loss) from investments	(1,745)	(56,722)
Net unrealized appreciation/(depreciation) on investments
Non-controlled/non-affiliated investments	3,747	812
Affiliated investments	9,441	(2,395)
Controlled investments	(9,457)	46,591
Net unrealized appreciation/(depreciation) on investments	3,731	45,008
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	—	—
Net loss on extinguishment of debt	(889)	(123)
Net realized and unrealized gain/(loss) on investments	1,097	(11,837)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,170	$(10,077)

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.08	$(0.18)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.06	$0.03
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED	54,474,211	54,474,211
DIVIDENDS DECLARED PER COMMON SHARE	$—	$0.10

Non-GAAP Financial Measures

We make reference to certain non-GAAP financial measures in this press release. The following table presents a reconciliation of net investment income to adjusted net investment income:

	For the year ended December 31, 2019
	Total	Per Share

Net investment income/(loss)	$3,072,760	$0.06
Add back merger-related expenses(1)	(4,629,772)	(0.08)
Adjusted net investment income(2)	$(1,557,012)	$(0.03)

(1)
Merger-related expenses primarily consist of professional fees offset by negotiated discounts on previously accrued legal fees and insurance proceeds received during the quarter. Per share amounts are based on 54,474,211 weighted average shares outstanding for the period.

(2)	May not foot due to rounding.

ABOUT MEDLEY CAPITAL CORPORATION

Medley Capital Corporation is a closed-end, externally managed business development company ("BDC") that trades on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE: MCC). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MCC ADVISORS LLC

MCC Advisors LLC is a subsidiary of Medley Management Inc. (NYSE: MDLY, “Medley”). Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has $4.3 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE: MCC) (TASE: MCC) and Sierra Income Corporation, a credit interval fund, Sierra Total Return Fund (NASDAQ:SRNTX) and several private investment vehicles. Over the past 15 years, we have provided capital to over 400 companies across 35 industries in North America.1 For additional information, please visit Medley Management Inc. at www.mdly.com.

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the New York Stock Exchange under the symbols (NYSE:MDLX) and (NYSE:MDLQ). Medley Capital Corporation is dual-listed on the New York Stock Exchange (NYSE:MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on both the New York Stock Exchange under the symbols (NYSE:MCV), (NYSE:MCX) and the Tel Aviv Stock Exchange under the symbol (TASE: MCC.B1).

Important Information and Where to Find It

In connection with the proposed transactions, Sierra Income Corporation (“Sierra”) intends to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders an amendment to the Registration Statement on Form N-14 that will include a joint proxy statement and that also will constitute a prospectus of Sierra, and the Company and Medley Management Inc. (“MDLY”) intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/

PROSPECTUS, WHEN IT BECOMES AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, THE COMPANY, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC by Sierra, the Company, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), the Company’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and stockholders may also obtain free copies of the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC from the Company by using the contact information provided below.

Participants in the Potential Solicitation

Sierra, the Company, and MDLY and their respective directors, executive officers, other members of their management, and certain employees of Medley LLC may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information about Sierra’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “Sierra 2019 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC on December 16, 2019 (the “MCC 2019 Form 10-K”). Information regarding MDLY’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “MDLY 2019 Proxy Statement”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2019 Proxy Statement, the MCC 2019 Form 10-K, and the MDLY 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions contemplated by the amended MCC merger agreement. Such forward-looking statements reflect current views with respect to future events and financial performance, and the Company may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the possibility that the Company may receive competing proposals and the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for the Company’s stockholders and will be accretive to net investment income for the Company, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in the Company’s filings with the SEC, and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, the Company, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of the Company and MDLY to prevent any material adverse effect relating thereto, certain required  approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof, and (iii) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to the Company include, but are not limited to, (i) the costs and expenses that the Company has, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the impact that any litigation relating to the proposed transactions may have on the Company; (iii) that projections with respect to distributions may prove to be incorrect; (iv) Sierra’s ability to invest its portfolio of cash in a timely manner following the closing of the proposed transaction; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than the Company prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the Company’s common stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in each of the Company’s, Sierra’s and MDLY’s filings with the SEC, including the Joint Proxy Statement/Prospectus and the Amended Joint Proxy Statement/Prospectus relating to the proposed transactions, and in the “Risk Factors” sections of each of the Company’s, Sierra’s, and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this communication represent the Company’s views as of the date of hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company does not have any current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this material.

SOURCE: Medley Capital Corporation

Investor Relations Contact:
Sam Anderson
Head of Capital Markets & Risk Management
Medley Management Inc.
212-759-0777

Media Contact:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co. LP
212-257-4170

1 Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, “Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of September 30, 2019.